1 AMENDMENT TO PURCHASE AND SALE AGREEMENT THIS AMENDMENT TO PURCHASE AND SALE AGREEMENT (this “Amendment”) is entered into this 23rd day of July, 2025 (the “Amendment Effective Date”) by and among (a) (i) CTL PROPCO I LLC, a Delaware limited liability company (“CTL I LLC”), (ii) CTL PROPCO I L.P., a Delaware limited partnership (“CTL I LP”), (iii) CTL PROPCO PR I LLC, a Puerto Rico limited liability company (“CTL PR I LLC”), and (iv) CTL PROPCO PR II LLC, a Puerto Rico limited liability company (“CTL PR II LLC” and, together with CTL I LLC, CTL I LP and CTL PR I LLC, individually or collectively, as the context may require, “Seller”), and (b) OPLTD JCP LLC, a Delaware limited liability company (“Buyer”), and (c) is joined by COMMONWEALTH LAND TITLE INSURANCE COMPANY (“Escrow Agent”). RECITALS: A. Seller and Buyer entered into that certain Purchase and Sale Agreement, dated June 16, 2025 (the “PSA”) for the Real Property, as defined and described in the PSA. B. Seller and Buyer desire to amend the PSA as more particularly set forth below. AGREEMENT In consideration of the mutual covenants herein contained, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, Seller and Purchaser agree as follows: 1. Capitalized Terms. Capitalized terms that are used herein and not otherwise defined herein shall have the meanings ascribed to them in the PSA. 2. Partial Release and Modification of Deposit. (a) Seller and Buyer hereby mutually and irrevocably direct Escrow Agent to [***] Certain information contained in this document has, pursuant to item 601(b)(2) of Regulation S-K, been excluded because such information is both not material and is the type of information that the Trust treats as private or confidential.

right, title, interest and claim in, to or in respect of the Seller Deposit Release, including, for the avoidance of doubt, any right to be reimbursed in respect thereof. ( d) Each Party's agreement to release its respective Deposit Release to the other Party is a material inducement to such other Paiiy entering into this Amendment, and if the Deposit Releases ai·e not fully funded to the applicable Party entitled thereto in accordance with this Amendment within one (1) Business Day after the Amendment Effective Date, then either Paiiy may tenninate this Amendment upon written notice to the other Patiy and Escrow Agent, in which event this Amendment shall have no futiher force or effect and the Paities' rights and obligations shall continue to be governed by the PSA. 3. Waiver of Due Diligence. Buyer acknowledges and agrees that as of the Amendment Effective Date, (i) Buyer hereby waives its right to terminate the PSA pursuant to Section 3 .2 of the PSA, (ii) this Section 3 serves as ( and shall be deemed for all purposes to constitute) Buyer's Notice to Proceed and (iii) the Due Diligence Expiration Date shall be deemed to have been accelerated to the Amendment Effective Date. 5. Ratification. Except as expressly modified or amended by this Amendment, the tenns and provisions of the PSA are hereby ratified and confomed, and upon mutual execution of this Amendment, Seller and Buyer agree that the PSA shall be in full force and effect, as amended hereby. 6. Confidentiality. The te1ms of Section 6.2 of the PSA are hereby inc01porated by reference herein and shall apply to this Amendment with the same force and effect as if fully set fotih herein. 7. Press Release. Notwithstanding anything to the contraiy in the PSA, from and after the Amendment Effective Date, Seller or its direct or indirect owners shall be pe1mitted to file an 8-K and an associated press release disclosing the Transaction. 8. Miscellaneous. To the extent of any inconsistency between this Amendment and the PSA, the te1ms and conditions of this Amendment shall control. This Amendment may be 2 4. [***]

3 executed in separate counterparts and may be delivered by means of facsimile or by electronic PDF. It shall be fully executed when each party whose signature is required has signed at least one counterpart even though no one counterpart contains the signatures of all of the parties to this Amendment. [Remainder of page intentionally left blank; signatures on following pages.]

CTL PROPCO PR II LLC, a Puerto Rico limited liability company By: Copper Property CTL Pass Through Trust, a New York common law trust, its sole member By:_________________________________ Name: Joel Schneider Title: Authorized Signatory BUYER: OPLTD JCP LLC, a Delaware limited liability company By: _______________________________ Name: Anton Melchionda Title: Manager ESCROW AGENT: COMMONWEALTH LAND TITLE INSURANCE COMPANY By:_______________________________ Name: Mai-Ly Marsh for Michael Zotika Title: Sr. National Title Coordinator/Closer